Closing statement

5 G Wireless communications, inc.

First Union National Bank

One World Trade Center

Suite 4711

New York, New York 10048

Re: Purchase and Sale of Convertible Notes $65,000 Tranche

Ladies and Gentlemen:

Schedule A annexed hereto is a complete, true and correct account of funds to be disbursed from escrow in respect of the closing of above-referenced transaction. Upon your receipt of facsimile counterparts of this letter executed by both parties named below, you are hereby instructed to disburse the aggregate amount of $65,000 currently held in escrow, in accordance with

Schedule A.

5 G Wireless Communications Inc.

By: ______________________________

Name:

Title:

The May Davis Group, Inc., on behalf of itself and the Purchasers named in the Securities Purchase Agreement of even date herewith

By: /s/ Michael Jacobs

Name: Michael Jacobs

Title: Managing Director

Date: August 14,

Schedule A

Payments by Wire Transfer:

Finders Fees: $5,200.00

Send funds to: Chase Manhattan BankNew York, NY

Account Name: May Davis Group, Inc.

Account Number: 140082322865

ABA Number: 021-000021

Company Wire: 59,800

Send funds to: US Bank

Blaine Office

WW177

280 H Street

Blaine, WA 98230

Account Name: 5 G Wireless Communications, Inc.

Account Number: 153591388043

ABA Number: 125000105

____________

$65,000 Total